UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2018

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Merchandise Mart Plaza, Suite 1300 Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 15, 2018, Conagra Brands, Inc. (the “Company”) agreed to sell $525,000,000 aggregate principal amount of its Floating Rate Notes due 2020 (the “2020 floating rate notes”), $1,200,000,000 aggregate principal amount of its 3.800% Senior Notes due 2021 (the “2021 notes”), $1,000,000,000 aggregate principal amount of its 4.300% Senior Notes due 2024 (the “2024 notes”), $1,000,000,000 aggregate principal amount of its 4.600% Senior Notes due 2025 (the “2025 notes”), $1,300,000,000 aggregate principal amount of its 4.850% Senior Notes due 2028 (the “2028 notes”), $1,000,000,000 aggregate principal amount of its 5.300% Senior Notes due 2038 (the “2038 notes”) and $1,000,000,000 aggregate principal amount of its 5.400% Senior Notes due 2048 (the “2048 notes”, and together with the 2021 notes, the 2024 notes, the 2025 notes, the 2028 notes and the 2038 notes, the “fixed rate notes”) pursuant to an underwriting agreement, dated October 15, 2018, by and among the Company and Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Mizuho Securities USA LLC, acting as representatives of the several underwriters named therein. The 2020 floating rate notes and the fixed rate notes are collectively referred to as the “Notes.” The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-227740). A prospectus supplement relating to the offering and sale of the Notes was filed with the Securities and Exchange Commission on October 17, 2018.

The terms of the Notes will be governed by an indenture, dated as of October 12, 2017 (the “Base Indenture”), as supplemented by a supplemental indenture, to be dated as of October 22, 2018 (the “Second Supplemental Indenture” and collectively with the Base Indenture, the “Indenture”), in each case by and between the Company and Wells Fargo Bank, National Association, as trustee. The Indenture contains customary covenants that, among other things, limit the ability of the Company, with certain exceptions, to incur debt secured by liens, engage in sale and leaseback transactions and enter into certain consolidations, mergers and transfers of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole.

The Company may redeem some or all of the fixed rate notes of each series at any time and from time to time prior to their maturity, and the 2020 floating rate notes on or after October 22, 2019, at the applicable redemption prices described in the prospectus supplement. Upon the occurrence of a “Change of Control Triggering Event,” as defined in the Indenture, the Company will be required to offer to repurchase the Notes at 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest, if any, to, but excluding, the repurchase date. In addition, the 2020 floating rate notes, the 2021 notes, the 2024 notes, the 2025 notes, the 2028 notes and the 2038 notes (the “Special Mandatory Redemption Notes”) will be subject to a “special mandatory redemption” in the event that (i) the pending merger with Pinnacle Foods Inc. (the “Merger”) is not consummated on or prior to April 1, 2019 or (ii) prior to April 1, 2019, the merger agreement pursuant to which the Merger will occur is terminated, other than in connection with the consummation of the Merger. If a special mandatory redemption event occurs, the Company will be obligated to redeem all of the outstanding Special Mandatory Redemption Notes on the “Special Mandatory Redemption Date,” as defined in the Second Supplemental Indenture, at the “special mandatory redemption price” equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, to, but not including the Special Mandatory Redemption Date. The 2048 notes are not subject to the special mandatory redemption and will remain outstanding even if the Company does not consummate the Merger, unless otherwise redeemed or repurchased.

The Indenture contains customary events of default, including failure to make required payments of principal and interest, certain events of bankruptcy and insolvency and default in the performance or breach of any covenant or warranty contained in the Indenture or the Notes.

The 2020 floating rates notes will mature on October 22, 2020 and bear interest at a rate equal to three-month LIBOR plus 0.750% per year, payable quarterly on January 22, April 22, July 22 and October 22 of each year, commencing on January 22, 2019. The 2021 notes will mature on October 22, 2021 and bear interest at a rate equal to 3.800% per year, commencing on April 22, 2019. The 2024 notes will mature on May 1, 2024 and bear interest at a rate equal to 4.300% per year, commencing on May 1, 2019. The 2025 notes will mature on November 1, 2025 and bear interest at a rate equal to 4.600% per year, commencing on May 1, 2019. The 2028 notes will mature on November 1, 2028 and bear interest at a rate equal to 4.850% per year, commencing on May 1, 2019. The 2038 notes will mature on November 1, 2038 and bear interest at a rate equal to 5.300% per year, commencing on May 1, 2019. The 2048 notes will mature on November 1, 2048 and bear interest at a rate equal to 5.400% per year, commencing on May 1, 2019.

The Notes will be unsecured senior obligations of the Company and rank equally in right of payment with all of its other senior unsecured debt, are effectively subordinated to any of the Company’s secured debt to the extent of the value securing such debt and are structurally subordinated to the debt of the Company’s subsidiaries.

The underwriters and their affiliates have provided, are currently providing and in the future may continue to provide investment banking, commercial banking and other financial services, including the provision of credit facilities, to the Company in the ordinary course of business for which they have received and will receive customary compensation.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Base Indenture and the Second Supplemental Indenture, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 8.01.	Other Events.

In connection with the offering of the Notes, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein: (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the Second Supplemental Indenture and (iv) an opinion of Jones Day and related consent.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 15, 2018, by and among the Company and Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner and Smith Incorporated, J.P. Morgan Securities LLC and Mizuho Securities USA LLC, acting as representatives of the several underwriters named therein.

4.1	Indenture, dated October 12, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (incorporated herein by reference to Exhibit 4.1 of Conagra Brands’ Current Report on Form 8-K filed with the SEC on October 12, 2017).

4.2	Second Supplemental Indenture, dated October 22, 2018, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Forms of Notes).

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONAGRA BRANDS, INC.

Date: October 22, 2018	By:	/s/ Colleen Batcheler
		Name:	Colleen Batcheler
		Title:	Executive Vice President, General Counsel and Corporate Secretary